Exhibit 99.1

Investor Relations

Jeff Kupp

Microtune, Inc.

972-673-1610

ir@microtune.com

MICROTUNE FILES FORM 12B-25

PROVIDES UPDATE ON STOCK OPTION INVESTIGATION

PLANO, Texas, November 14, 2006 — Microtune®, Inc. (NASDAQ: TUNE) today announced that it has filed with the Securities and Exchange Commission (SEC) a Form 12b-25 Notification of Late Filing relating to its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006.

The Company was not able to timely file a Quarterly Report on Form 10-Q that complies with the SEC’s rules because the previously announced internal review of the Company’s stock option grant practices by the Audit Committee of the Company’s Board of Directors has not been completed and the Company has determined that it must restate certain prior historical financial statements before it can file its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006.

Although the investigation is not yet complete, as previously announced on September 20, 2006, the Audit Committee has reached the conclusion that, pursuant to the requirements of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25), the actual accounting measurement dates for certain past stock option grants differed from the stated dates of grant previously used in accounting for such grants. In certain cases, the differences in these measurement dates result in non-cash, stock-based compensation charges that were not recorded in the Company’s financial statements during the applicable periods. These charges have the effect of decreasing earnings and retained earnings as reported in the Company’s historical financial statements or reflected in previously issued financial guidance.

The Company previously announced that it had preliminarily identified non-cash, stock-based compensation charges of approximately $5 million that would impact amounts previously reported during years 2001 through 2005, and the first half of 2006, and that the amount of this estimate could change materially. While the Company has not yet determined the final amount of such charges, after further analysis by the Audit Committee’s advisors, the Company now estimates it will incur approximately $7 million of non-cash, stock-based compensation charges that will impact amounts previously reported during years 2001 through 2005, and the first half of 2006. Further analysis could cause this estimate of the charges to change materially. The Company is also evaluating whether additional non-cash, stock-based compensation charges will result from potential issues identified relating to the administration of the Company’s employee stock purchase plan. Any potential impact from issues relating to the

Company’s employee stock purchase plan has not been estimated and is not included in the above preliminary expense estimate. Any such changes could have a material adverse effect on the Company’s historical financial results. In addition, the Company has not yet completed its assessment of potential tax liabilities for potential issues identified with any of the Company’s equity-based compensation programs. Any additional tax liabilities would also have a material adverse impact on the Company’s historical financial results; however, because these amounts have not yet been estimated, they are not included in the above preliminary expense estimate.

The Company has notified The NASDAQ Global Market of its internal review and of its inability to timely file its Form 10-Q for the quarter ended September 30, 2006. The Company has requested an exception to the NASDAQ filing requirement to file its Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2006 and September 30, 2006 and any necessary restated financial statements.

ABOUT MICROTUNE

Microtune, Inc. is a silicon and subsystems company that designs and markets radio frequency (RF) solutions for the worldwide broadband communications and transportation electronics markets. Inventor of the MicroTuner(TM) single-chip broadband tuner, Microtune offers a portfolio of advanced tuner, amplifier, and upconverter products that enable the delivery of information and entertainment across new classes of consumer electronics devices. The Company currently holds 66 U.S. patents for its technology. Founded in 1996, Microtune is headquartered in Plano, Texas, with key design and sales centers located around the world. The website is www.microtune.com.

MICROTUNE FORWARD LOOKING STATEMENTS

All statements in this press release other than statements of historical fact are forward-looking statements that are subject to risks and uncertainties that could cause such statements to differ materially from actual future events or results. Such forward-looking statements are generally, but not necessarily, accompanied by words such as “plan,” “if,” “estimate,” “expect,” “believe,” “could,” “would,” “anticipate,” “may,” or other words that convey uncertainty of future events or outcomes. Specific examples of forward-looking statements in this release include, but are not limited to, statements concerning the status of the internal investigation and preliminary conclusions of the Audit Committee of the Board of Directors, the size and/or effect of previously unrecorded stock-based compensation charges, the size and/or effect of additional tax liabilities, the length of time it may take for the Audit Committee to complete its investigation, and the timing of the filing of the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2006 and September 30, 2006 and any required restated financial statements. These forward-looking statements and other statements made elsewhere in this release are made in reliance, in part, on the Private Securities Litigation Reform Act of 1995. Factors which could cause actual results to differ from anticipated results include additional findings by the Audit Committee of the Company’s Board of Directors as a product of its investigation into the Company’s stock option grant practices, the impact of additional tax liabilities that have not yet been estimated, future rule-making, pronouncements or guidance by the SEC, PCAOB, NASDAQ or other regulatory agencies, the Company’s ability to introduce new products, achieve design wins, maintain customer and strategic partner relationships, forecast customer demand and manage inventory levels, control and budget expenses, protect proprietary technology and intellectual property, and successfully prosecute and defend any future litigation. Any one of these factors may cause the Company’s actual financial results to differ materially from its projected results. The forward-looking statements in this release speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement for any reason, including forward-looking statements made herein relating to the nature and scope of the Audit Committee’s pending internal investigation, the preliminary conclusions reached by the Audit Committee, the size and/or effect of previously unrecorded stock-based compensation charges. Readers are referred to our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings which discuss the foregoing factors as well as other important risk factors that could affect our business, results of operations and financial condition. As previously disclosed, the Company has determined that you should not rely on any of the financial statements or related footnote disclosures in the Company’s SEC reports or other financial information from 2001 through the first half of 2006 until the Company has filed all required restated financial statements and all delinquent Quarterly Reports on Form 10-Q. There can be no assurance concerning the results of the ongoing internal investigation, the timing of the filing of the Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2006 and September 30, 2006, or the amount of time necessary to complete the required restatements of certain of the Company’s historical financial statements.

EDITOR’S NOTE

Microtune is a registered trademark and MicroTuner is a trademark of Microtune, Inc. All other company and/or product names may be trade names, trademarks and/or registered trademarks of the respective owners with which they are associated. Copyright © 2006 Microtune, Inc. All rights reserved.